United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2018

Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway Suite 155 Alpharetta, GA	30004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor, New York, NY 10005______________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 25, 2018, the registrant consummated the previously announced business combination pursuant to a contribution agreement, dated February 26, 2018, as amended and restated on March 26,2018 and April 17, 2018 (the “Purchase Agreement”), by and among M I Acquisitions, Inc. (“M I Acquisitions”), Priority Investment Holdings, LLC (“PIH”) and Priority Incentive Equity Holdings, LLC (“PIEH” and, together with PIH, the “Sellers”), which provided for, among other things, the acquisition of 100% of the issued and outstanding equity securities of Priority Holdings, LLC by M I Acquisitions, which resulted in Priority Holdings, LLC becoming a wholly-owned subsidiary of M I Acquisitions (together with the other transactions contemplated by the Purchase Agreement, the “Business Combination”).

Upon the closing of the Business Combination, the registrant changed its name from “M I Acquisitions, Inc.” to “Priority Technology Holdings, Inc.”  Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries. “M I Acquisitions” refers to the registrant prior to the closing, and “Priority” refers to the business of Priority Holdings, LLC before it became a subsidiary of Company upon the closing.

On July 31, 2018, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.03, 5.05, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.01 and 5.02 of Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 in the Original 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

Directors and Executive Officers

On the closing date, each of the executive officers of M I Acquisitions delivered his resignation as an officer, and each of the directors of M I Acquisitions, excluding Marc Manuel, delivered his resignation as a director. A description of each person appointed as an executive officer or director in connection with the closing is set forth in the section entitled “Directors and Executive Officers” in Item 2.01 of the Original 8-K and is incorporated in this Item 5.02 by reference.

Incentive Plans

The disclosure set forth in the sections entitled “2018 Equity Incentive Plan” and “The Earnout Incentive Plan” in Item 2.01 of the Original 8-K is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description
2.1	Second Amended and Restated Contribution Agreement, dated as of April 17, 2018, by and among Priority Investment Holdings, Priority Incentive Equity Holdings, LLC and M I Acquisitions, Inc. (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
2.2	Purchase Agreement, dated as of February 26, 2018 by and among Priority Holdings, LLC, M SPAC LLC, M SPAC Holdings I LLC, M SPAC Holdings II LLC, and M I Acquisitions, Inc. (incorporated by reference to Annex B to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
3.1*	Second Amended and Restated Certificate of Incorporation of Priority Technology Holdings, Inc.
3.2*	Amended and Restated Bylaws of Priority Technology Holdings, Inc.
10.1*	Registration Rights Agreement dated as of July 25, 2018 by and among M I Acquisitions, Inc. and the other parties thereto.
10.2*	Priority Technology Holdings, Inc. 2018 Equity Incentive Plan.
10.3*	Priority Technology Holdings, Inc. Earnout Incentive Plan
10.4*	Credit and Guaranty Agreement, dated as of January 3, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the Credit Parties, the Lenders and SunTrust Bank.
10.4.1*	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, the Lenders and SunTrust Bank.
10.4.2*	Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, each 2018 Converting Lender, each new 2018 Refinancing Term Lender, each 2018 Incremental Term Loan Lenders, each Revolving Credit Lender and SunTrust Bank.
10.5*	Credit and Guaranty Agreement, dated as of January 3, 2017, by and among Priority Holdings, LLC, the Credit Parties, the Lenders and Goldman Sachs Specialty Lending Group, L.P.
10.5.1*	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
10.5.2*	Consent and Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
14.1*	Code of Ethics.
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated July 31, 2018.
99.1*	Selected Historical Financial Information of M I Acquisitions prior to the Business Combination.
99.2*	Audited Consolidated Financial Information of Priority and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015.
99.3*	Unaudited Condensed Consolidated Financial Statements of Priority and its subsidiaries as of March 31, 2018 and for each of the three-month periods ended March 31, 2018 and 2017.
99.4*	Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2017 and as of and for the three-month period ended March 31, 2018.

* Previously filed in the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2018

PRIORITY TECHNOLOGY HOLDINGS, INC.

	By:	/s/ Bruce E. Mattox
Name: Bruce E. Mattox
Title: Chief Financial Officer